Exhibit 10.5

EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of July 11, 2006 to the Credit Agreement referred to below, among DYNEGY HOLDINGS INC. (the “Borrower”), DYNEGY INC. (the “Parent Guarantor”), the SUBSIDIARY GUARANTORS party thereto (the “Subsidiary Guarantors”), the Lenders (as defined in the Credit Agreement referred to below) party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., as Administrative Agents, CITICORP USA, INC., as Payment Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent, and each L/C ISSUER party thereto.

PRELIMINARY STATEMENTS

1. The Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, the Administrative Agents and the Collateral Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of April 19, 2006 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”).

2. The Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement.

In consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment No. 2, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

2.01. Definitions. Section 1.01 of the Credit Agreement shall be amended by inserting the following new definition in the appropriate alphabetical location as follows:

“Revolving Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Revolving Credit Lender, (b) an Affiliate of a Revolving Credit Lender or (c) an entity or an Affiliate of an entity that administers or manages a Revolving Credit Lender.

2.02. Successors and Assigns. Section 11.07(b) of the Credit Agreement shall be amended by amending and restating in its entirety clause (A) of clause (ii) of the proviso in the first sentence thereof to read as follows:

“(A) in respect of the Revolving Credit Facility, to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or a Revolving Approved Fund;”.

Section 3. Representations and Warranties. Each of the Borrower and the Parent Guarantor represents and warrants to the Lenders and the Agents that (a) the representations and

Amendment No. 2

warranties of each Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof and as if each reference therein to the Credit Agreement or words of like import included reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) and the consolidated financial statements of the Parent Guarantor and the Borrower as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2006 furnished pursuant to Sections 6.01(b) and (d), respectively, of the Credit Agreement fairly present in all material respects the consolidated financial condition of the Parent Guarantor or the Borrower, respectively, and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes, (b) no Default shall exist and (c) since December 31, 2005, except as disclosed in any Public Disclosure, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4. Conditions to Effectiveness. The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 2 is subject to the receipt by the Payment Agent of one or more duly executed and delivered counterparts of this Amendment No. 2 from each of the Borrower, the Parent Guarantor, Lenders constituting the Required Lenders, each of the Revolving Credit Lenders and the Administrative Agents.

Section 5. Confirmation of Guarantee and Collateral Documents. Each of the Loan Parties hereby confirms and ratifies all of its respective obligations under the Credit Agreement as amended hereby and the Loan Documents to which it is a party (including, its respective obligations as a guarantor under Article X of the Credit Agreement) and the Liens granted by it under the respective Loan Documents (as amended hereby).

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DYNEGY INC.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

DYNEGY HOLDINGS INC.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 2

SUBSIDIARY GUARANTORS:

DYNEGY POWER CORP.
DPC II INC.
DYNEGY ENGINEERING, INC.
DYNEGY SERVICES, INC.
DYNEGY POWER MANAGEMENT SERVICES, L.P.
CALCASIEU POWER, INC.
DYNEGY PARTS AND TECHNICAL SERVICES, INC.
DYNEGY POWER MANAGEMENT SERVICES, INC.
HEP COGEN, INC.
NORTHWAY COGEN, INC.
DYNEGY POWER INVESTMENTS, INC.
DYNEGY POWER SERVICES, INC.
DYNEGY POWER NEVADA, INC.
MICHIGAN COGEN, INC.
MICHIGAN POWER, INC.
OCG COGEN, INC.
OYSTER CREEK COGEN, INC.
RRP COMPANY
DPC COLOMBIA – OPON POWER RESOURCES COMPANY
TERMO SANTANDER HOLDING, LLC
RIVERSIDE GENERATION, INC.
RIVERSIDE GENERATING COMPANY, L.L.C.
ROLLING HILLS GENERATION, INC.
DYNEGY RENAISSANCE POWER, INC.
DYNEGY NORTHEAST GENERATION, INC.
HUDSON POWER, L.L.C.
DYNEGY MIDSTREAM GP, INC.
DYNEGY UPPER HOLDINGS, L.L.C.
DYNEGY HOLDING COMPANY, L.L.C

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 2

DMG ENTERPRISES, INC.
HAVANA DOCK ENTERPRISES, LLC
DMT HOLDINGS, INC.
DMT G.P., L.L.C.
DMT HOLDINGS, L.P.
DYNEGY MARKETING AND TRADE
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
NGC STORAGE, INC.
BLACK THUNDER MEMBER, INC.
ILLINOVA CORPORATION
ILLINOVA GENERATING COMPANY
IGC GRIMES COUNTY, INC.
IGC GRIMES FRONTIER, INC.
IPG FERNDALE, INC.
IPG PARIS, INC.
CHARTER OAK (PARIS) INC.
ILLINOVA ENERGY PARTNERS, INC.
PARISH POWER, INC.
CALCASIEU POWER, LLC
DELTA COGEN, INC.
DYNEGY POWER HOLDINGS, INC.
COGEN POWER, INC.
COGEN POWER, L.P.
BG HOLDINGS, INC.
BLACK MOUNTAIN COGEN, INC.
BLUEGRASS GENERATION, INC.
BLUEGRASS GENERATION COMPANY, L.L.C.
DYNEGY CABRILLO II LLC
BLUE RIDGE GENERATION INC.
BLUE RIDGE GENERATION LLC
CHICKAHOMINY GENERATING COMPANY
CHICKAHOMINY POWER, LLC
FLORIDA MERCANTILE POWER, INC.
GASIFICATION SERVICES, INC.
PAMETTO POWER, L.L.C.
DYNEGY OPERATING COMPANY

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 2

GEORGIA MERCANTILE POWER, INC.
HEARD COUNTY POWER, L.L.C.
DYNEGY ROSETON, L.L.C.
DYNEGY HUDSON POWER RETAIL, L.L.C.
DYNEGY GLOBAL ENERGY, INC.
DYNEGY BROADBAND MARKETING AND TRADE
DYNEGY GP INC.
DYNEGY TECHNOLOGY CAPITAL CORP.
DYNEGY STRATEGIC INVESTMENTS, L.P.
DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.
RENAISSANCE POWER, L.L.C.
ROLLING HILLS GENERATING, L.L.C.
DYNEGY POWER MARKETING, INC.
DYNEGY ENERGY SERVICES, INC.
ILLINOIS POWER ENERGY, INC.
DES NORTHEAST, INC.
DEM GP, LLC
DYNEGY ENERGY MARKETING, LP
DYNEGY ADMINISTRATIVE SERVICES COMPANY
NIPC, INC.
DYNEGY CATLIN MEMBER, INC.
DYNEGY MIDWEST GENERATION , INC.
DYNEGY I.T., INC.
JAMES RIVER ENERGY CORP.
DPC POWER RESOURCES HOLDING COMPANY
ROCKINGHAM POWER, L.L.C.
DYNEGY POWER DEVELOPMENT COMPANY

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 2

DYNEGY STRATEGIC INVESTMENTS LP, INC.
DYNEGY DANSKAMMER, L.L.C.
DYNEGY MIDSTREAM HOLDINGS, INC.
DYNEGY GAS TRANSPORTATION, INC.
DYNEGY STORAGE TECHNOLOGY AND SERVICES, INC.
CHESAPEAKE POWER, INC.
ROCKY ROAD POWER LLC

By:	/s/ Charles C. Cook

Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 2

COGEN LYONDELL, INC.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 2

DYNEGY MANAGEMENT, INC.
DEM L.P., LLC
DMT L.P., L.L.C.

By:	/s/ Richard W. Eimer
Name:	Richard W. Eimer
Title:	Senior Vice President

Amendment No. 2

ADMINISTRATIVE AGENTS

JPMORGAN CHASE BANK. N.A.

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

CITICORP USA, INC. as Administrative Agent and Lender

By:	/s/ Richard Evans
Name:	Richard Evans
Title:	Vice President

Amendment No. 2

LENDERS

Name of Lender:

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

LENDERS

Name of Lender:

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

LENDERS

Name of Lender:

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as
Sub-Manager

By:	Ares Private Account Management I GP, LLC,
as General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

LENDERS

Name of Lender:

ABN Amro Bank N.V.

By:	/s/ Jim Moyes
Name:	Jim Moyes
Title:	Managing Director

By:	/s/ John Reed
Name:	John Reed
Title:	Director

LENDERS

Name of Lender:

Bank of America, N.A.

By:	/s/ Kevin P. Bertelsen
Name:	Kevin P. Bertelsen
Title:	Senior Vice President

LENDERS

Name of Lender:

Credit Suisse, Cayman Islands Branch:

By:	/s/ Thomas R. Cantello
Name:	Thomas R. Cantello
Title:	Vice President

By:	/s/ James Neira
Name:	James Neira
Title:	Associate

LENDERS

Name of Lender:

Dresdner Bank AG, New York and Grand Cayman Branches

By:	/s/ Thomas R. Brady
Name:	Thomas R. Brady
Title:	Director

By:	/s/ Brian M. Smith
Name:	Brian M. Smith
Title:	Managing Director

LENDERS

Name of Lender:

General Electric Capital Corporation

By:	/s/ Matthew A. Toth III
Name:	Matthew A. Toth III
Title:	Authorized Signatory

LENDERS

Name of Lender:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

LENDERS

Name of Lender:

Lehman Commercial Paper Inc. and its affiliates

By:	/s/ Maria M. Lund
Name:	Maria M. Lund
Title:	Authorized Signatory

LENDERS

Name of Lender:

Union Bank of California, N.A.

By:	/s/ Susan K. Johnson
Name:	Susan K. Johnson
Title:	Vice President

Amendment No. 2